Filed Pursuant to Rule 497(e)

Registration No.: 002-86188

ANCHOR SERIES TRUST

(the “Registrant”)

Supplement dated October 5, 2017, to the Registrant’s Prospectus and

Statement of Additional Information, each dated May 1, 2017, as supplemented and amended to date

Certain series of the Registrant will change their names effective October 9, 2017 (the “Effective Date”). Accordingly, as of the Effective Date, the names of each series of the Registrant included in the chart below (each, a “Portfolio,” and collectively, the “Portfolios”) will be changed to reflect the “New Portfolio Name.” Each Portfolio will maintain its current investment adviser. In addition, there will be no changes in the Portfolios’ investment goals, strategies, or portfolio managers in connection with the renaming.

Current Portfolio Name	New Portfolio Name

ANCHOR SERIES TRUST

Asset Allocation Portfolio	SA Edge Asset Allocation Portfolio

Capital Appreciation Portfolio	SA Wellington Capital Appreciation Portfolio

Government and Quality Bond Portfolio	SA Wellington Government and Quality Bond Portfolio

Growth and Income Portfolio	SA Wellington Growth and Income Portfolio

Growth Portfolio	SA Wellington Growth Portfolio

Strategic Multi-Asset Portfolio	SA Wellington Multi-Asset Income Portfolio

Natural Resources Portfolio	SA Wellington Natural Resources Portfolio

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus or Statement of Additional Information, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.